                                                                   Exhibit 10.51

SETTLEMENT AGREEMENT

SETTLEMENT AGREEMENT dated the 19th day of March 2007 (the "Effective Date"),

AMONG:

MFC Merchant Bank S.A., a bank organized under the laws of Switzerland, ("MFC")

KHD Humboldt Wedag International Ltd, formerly known as MFC Bancorp Ltd, a company organized under the laws of Canada ("KHD")

AND:

Mymetics Corp., a corporation organized under the laws of the State of Delaware, for itself and its subsidiary Mymetics SA, a corporation organized under the laws of France ("Mymetics Corp")

(MFC, KHD and Mymetics Corp each a "Party" and together the "Parties")

WHEREAS:

MFC entered into a credit facility agreement on July 27th 2000 with Mymetics SA, previously named Hippocampe SA, which agreement was amended several times, and subsequently assigned to Mymetics Corp. Mymetics Corp as borrower, MFC as lender and KHD as guarantor entered into an amended and restated credit facility agreement dated February 28th 2003. The credit facility agreement of February 28th 2003 was amended by a first amendment agreement dated July 9th 2003, a second amendment agreement dated July 30th 2003, a third amendment agreement dated December 31st 2004, a fourth amendment agreement dated February 16th 2005, a fifth amendment agreement dated August 21st 2005 and a sixth amendment agreement dated June 30th 2006 (all together the "Credit Arrangements"). Under the Credit Arrangements, MFC has made available to Mymetics Corp a credit facility in the principal amount of up to EUR 3,700,000 (the "Facility").

The dates for repayment of the Facility plus interest and other obligations under the Credit Arrangements were extended several times, with the sixth amendment agreement of June 30th 2006 providing for repayment of EUR 900,000 on June 30th 2006, and the remaining balance on December 31st 2006. These agreed repayment dates were not met by Mymetics Corp.

In accordance with the Credit Arrangements, MFC, Mymetics Corp and Mymetics SA entered into a patent pledge agreement dated November 2002 granting security rights in favour of MFC over patents and patent applications held and to be held by Mymetics Corp and Mymetics SA (the "Pledge Agreement"). The assignments of certain patents and patent applications in accordance with the Pledge Agreement have been recorded in the US Patent Register.

Mymetics Corp is the plaintiff in two court proceedings, one against MFC, KHD, John M. Musacchio and Michael J. Smith in the United States District Court Southern District of New York (Docket No. 06 Civ 11421 (LTS)) and the other against MFC, KHD, Michael K. Allio, John M. Musacchio and Michael J. Smith in the Court of Chancery of the State of Delaware in and for New Castle County (Civil Action No. 2255-N), claiming for damages from the defendants on various counts. These proceedings are hereafter referred to as the "Mymetics Complaints". The Mymetics Complaints are still pending before the respective courts.

The Parties wish to settle and terminate any and all claims and disputes between them in relation to the Credit Arrangements and the Mymetics Complaints, without further litigation.

NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby is acknowledged, the Parties hereto agree as follows:

SETTLEMENT

Simultaneously with the execution hereof by all parties the following shall occur:

1. Mymetics Corp shall make payment to MFC in the amount of EUR 1,490,000, which sum shall be paid:

(a) By bankers draft of a Swiss bank acceptable to MFC; or

(b) By bank transfer with value execution date to the bank account of MFC:

DEUTSCHE BANK AG, FRANKFURT
SWIFT CODE DEUTDEFF
FAVOUR ACCOUNT NO 100 941 8088 00
INO BANK SAL.OPPENHEIM, ZURICH
FFC ACCOUNT NO 88'637
INO MFC MERCHANT BANK

2. Mymetics Corp shall deliver to MFC a copy of a resolution of its board of directors allowing for the issue of, as well as an original and signed letter ordering its transfer agent to issue, 12,500,000 shares in Mymetics Corp to MFC, such shares to be issued under the United States Securities Act of 1933 Regulation S, free of all other encumbrances.

3. Mymetics shall deliver to MFC an original and signed letter to its transfer agent containing an opinion of counsel according to which the 3,000,000 restricted shares of Mymetics common stock owned by MFC should have the restrictive legend removed to allow the shares to be free trading, provided that MFC has previously provided its broker with the customary documents required to allow counsel to recommend removal of the Rule 144 restrictive legend In the event that MFC has not yet provided these documents to its broker, Mymetics shall send the above-mentioned opinion letter to its transfer agent as soon as MFC has provided its broker with the required documents.

WITHDRAWAL OF LITIGATION

4. Simultaneously with the execution of this Settlement Agreement and Releases the Parties, either directly or through their respective counsel shall take all steps necessary to have the Mymetics Complaints dismissed with prejudice, including the simultaneous exchange of and filing with the appropriate courts executed stipulations of dismissal with prejudice in the forms attached as Annexes A and B to this Settlement Agreement. If executed through their counsels the simultaneous delivery of such stipulations shall be between the following counsel: (a) James V. Kearney, Latham & Watkins, LLP (at address of record); and
(b) Meghan Hart, Seyfarth Shaw LLP (at address of record). Each party hereby authorizes their respective counsel to execute such other documents as may be reasonably necessary and customary to effectuate the dismissals contemplated hereby.

RELEASES

5. Simultaneously with the execution of this Settlement Agreement, the Parties will sign and deliver to one another, either directly or through their respective counsel, a mutual release agreement in the form attached as Annex C to this Settlement Agreement. Nothing in this release shall discharge any Party from any obligation undertaken in this Agreement.

6. Each of the Parties hereto covenants and agrees not to sue each other, including their respective employees, officers, directors, representatives, agents or other personnel or their successors, upon claims, demands or rights of action related to claims or issues raised (or which could have been raised) in connection with the Mymetics Complaints, the Credit Arrangements or the Pledge Agreement.

SECURITY

7. On fulfilment of all obligations in paragraphs 1 - 4 above, the Credit Arrangements, Facility and Pledge Agreement shall be deemed terminated, and Mymetics Corp shall take all steps necessary to cancel all recordations of assignments under the Pledge Agreement and in particular of the assignments set out in Annex D to this Settlement Agreement. MFC acknowledges that it will have no intellectual property rights, title or interest over any of Mymetics Corp.'s assets (including without limitation intellectual property), once Mymetics has complied with its obligations under this Agreement, and MFC shall at its own cost take all actions and execute all documents reasonably required by Mymetics Corp in connection with the cancellations of the recordations of assignments mentioned above.

CONFIDENTIALITY

8. All terms and conditions of this Settlement Agreement and the terms and conditions of all settlement offers made shall be maintained in confidence and shall be disclosed only to the Parties, their attorneys, their accountants and tax authorities, provided that the disclosing party in all cases of disclosure to such persons shall advise the recipient of the confidential nature of the information and shall require the recipient not to disclose the information to any third party. Notwithstanding the foregoing, each Party hereto shall comply with their respective disclosure and other obligations pursuant to the securities laws and regulations of the United States.

SETTLEMENT / TERMINATION

9. On fulfilment by all Parties of the last of their respective obligations under this Settlement Agreement, all claims between the Parties arising out of their relationship prior to the date of this Settlement Agreement and relating to the Credit Arrangements, Facility and Pledge Agreement and the Mymetics Complaints, including claims related to Mymetics SA, France, shall be settled per saldo and the Parties will have reached complete settlement with respect to the subject matter hereof.

10. If Mymetics Corp does not fulfil any of its obligations referred to in paragraphs 1 - 4 under this Settlement Agreement, MFC may at its sole option either (i) grant to Mymetics Corp a further period within which to fulfil its obligations hereunder or (ii) terminate this Agreement with immediate effect by notice to Mymetics Corp. If terminated, all provisions of this Settlement Agreement, with the exception of paragraph 8 (confidentiality) shall cease to have effect; however, any sums paid to MFC or shares in Mymetics Corp then held by MFC shall remain with MFC, without prejudice to any court order requiring MFC or KHD to make payment to Mymetics or court order requiring cancellation of the shares transferred to MFC.

OTHER PROVISIONS

11. Each Party will bear its own costs, attorney's fees and expenses incurred in relation to the claims and controversies settled and released herein. No Party will have any liability towards any other Party for their costs and legal expenses in relation to this controversy and settlement, including the Mymetics Complaints.

12. Nothing in this Settlement Agreement shall be construed as an admission by any Party hereto of any liability of any kind to any other Party, except liability to perform the obligations set out in this Settlement Agreement.

13. No Party may assign this Settlement Agreement or its rights and obligations hereunder without the prior written consent of the other Parties; provided that a Party may assign this Settlement Agreement without such consent to the acquirer of all or substantially all of the business of such Party.

14. The Parties expressly confirm and accept that execution of this Settlement Agreement by facsimile and/or electronic documents shall be valid and binding.

GOVERNING LAW; JURISDICTION

15. This Settlement Agreement shall be governed by, and construed in accordance with, the laws of Switzerland without reference to conflicts of laws rules. [remainder of page intentionally left blank]

16. Each of the Parties hereby irrevocably submits to the non-exclusive jurisdiction of the Courts of Zurich (Switzerland) in any action or proceeding arising out of or relating to this Settlement Agreement. IN WITNESS WHEREOF the Parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

MYMETICS CORPORATION, for itself and its subsidiary MYMETICS SA


                                        ----------------------------------------
                                        Per:
                                             -----------------------------------
                                        Authorized Signing Officer


-------------------------------------
Per:
     --------------------------------
Authorized Signing Officer


MFC MERCHANT BANK S.A.


                                        ----------------------------------------
                                        Per:
                                             -----------------------------------
                                        Authorized Signing Officer


-------------------------------------
Per:
     --------------------------------
Authorized Signing Officer


KHD HUMBOLDT WEDAG INTERNATIONAL LTD


                                        ----------------------------------------
                                        Per:
                                        Authorized Signing Officer


-------------------------------------
Per:
     --------------------------------
Authorized Signing Officer

ANNEX A
Stipulation of Dismissal: Delaware


IN THE COURT OF CHANCERY OF THE STATE
OF DELAWARE IN AND FOR NEW CASTLE
COUNTY


-------------------------------------
MYMETICS CORP.,
Plaintiff,

v.

MICHAEL K. ALLIO, KHD HUMBOLDT
WEDAG INTERNATIONAL, LTD.
(f/k/a MFC BANCORP, LTD),
MFC MERCHANT BANK, S.A.,

JOHN M. MUSACCHIO and
MICHAEL J. SMITH,

Defendants.


-------------------------------------
Civil Action No. 2255-N

STIPULATION OF DISMISSAL

     IT IS HEREBY STIPULATED AND AGREED by Plaintiff Mymetics Corp. and Defendants Michael K. Allio, KHD Humboldt Wedag International, Ltd (f/k/a MFC Bancorp, Ltd), MFC Merchant Bank, S.A., John M. Musacchio and Michael J. Smith, by and through their respective counsel, that the above-captioned case be, and hereby is, dismissed with prejudice. Each party shall bear its own costs and attorneys' fees.

[remainder of page intentionally left blank]

Dated: _________, 2007                  MORRIS JAMES LLP

Brett D. Fallon (#2480)
500 Delaware Avenue, Suite 1500
Of counsel: P.O. Box 2306
James V. Kearney                        Wilmington, Delaware 19899-2306
Sheri E. Hametz                         Telephone: (302) 888-6888
                                        Facsimile: (302) 571-1750
                                        Email: bfallon@morrisjames.com
LATHAM & WATKINS LLP                    Attorneys for Defendants
885 Third Avenue, Suite 1000            Michael K. Allio,
New York, NY 10022                      KHD Humboldt
Telephone: (212) 906-1358               Wedag International, Ltd.
Facsimile: (212) 751-4864
(f/k/a MFC Bancorp, Ltd.),
MFC Merchant Bank,
S.A., John M. Musacchio and
Michael J. Smith

-and-


LANDIS RATH & COBB LLP
Of counsel:
Robert B. Lovett
Meghan M. Hart                          Rebecca L. Butcher (#3816)
SEYFARTH SHAW LLP                       919 Market Street, Suite 600
World Trade Center East                 Wilmington, Delaware 19801
Two Seaport Lane                        Telephone: (302) 467-4466
Boston, MA  02110                       Facsimile: (302) 467-4450
Telephone: (617) 946-4800               Email: mutcher@lrclaw.com
Facsimile: (617) 946-4801

                                        Attorneys for Plaintiff Mymetics Corp.

IT IS SO ORDERED this ___ day of _________, 2007


                                        ---------------------------------------
                                        Master


                                        ---------------------------------------
                                        Chancellor

ANNEX B
Stipulation of Dismissal: New York


-------------------------------------
UNITED STATES DISTRICT COURT
SOUTHERN DISTRICT OF NEW YORK

MYMETICS CORP.,

Plaintiff,

- against -

KHD HUMBOLDT WEDAG INTERNATIONAL, LTD (f/k/a MFC BANCORP, LTD), MFC MERCHANT BANK, S.A., JOHN M. MUSACCHIO and MICHAEL J. SMITH,

Defendants.

06 CV 11421 (LTS)

STIPULATION OF DISMISSAL

IT IS HEREBY STIPULATED AND AGREED, by Plaintiff Mymetics Corp. and Defendants KHD Humboldt Wedag International, Ltd (f/k/a MFC Bancorp, Ltd), MFC Merchant Bank, S.A., John M. Musacchio and Michael J. Smith, by and through their respective counsel, that the above-captioned case be, and hereby is, dismissed with prejudice pursuant to Federal Rule of Civil Procedure 41(a)(1)(ii), with each party to bear its own costs and attorneys' fees.

Dated: New York, New York
       ____________, 2007

SEYFARTH SHAW LLP


By:
    ---------------------------------
    Noah Lang, Esq. (NL-2728)
    1270 Avenue of the Americas
    Suite 2500
    New York, New York 10020
    (212) 218-5500

Attorney for Plaintiff Mymetics Corp.


LATHAM & WATKINS LLP

By:
    ---------------------------------
    James V. Kearney, Esq. (JK-7128)
    Sheri E. Hametz, Esq. (SH-4665)
    885 Third Avenue, Suite 1000
    New York, New York 10022
    (212) 906-1200

Attorneys for Defendants KHD Humboldt Wedag International, Ltd (f/k/a MFC Bancorp, Ltd), MFC Merchant Bank, S.A., John M. Musacchio and Michael J. Smith

               SO ORDERED this _____ day of ______________, 2007.


                                        ----------------------------------------
                                        Judge Laura Taylor Swain

ANNEX C

Release

                                     .
-------------------------------------

MUTUAL RELEASE AGREEMENT

This Release Agreement ("Agreement") is being entered into as of this ____ day of _______, 2007, by and among: (a) Mymetics Corp., a corporation organized under the laws of the State of Delaware, for itself and its subsidiary Mymetics SA, a corporation organized under the laws of France ("Mymetics Corp"), (b) MFC Merchant Bank S.A., a bank organized under the laws of Switzerland, ("MFC"), (c) KHD Humboldt Wedag International Ltd, formerly known as MFC Bancorp Ltd, a company organized under the laws of Canada ("KHD"), (d) Michael K. Allio, (e) John M. Musacchio, and (f) Michael J. Smith (together with MFC, KHD, Michael K. Allio and John M. Musacchio, each a "Defendant" and collectively the "Defendants"); each a "Party" and collectively the "Parties".

     1. Mymetics Corp, on behalf of itself and its predecessors, successors, parents, subsidiaries, affiliates, related companies, and their respective past and present officers, directors, employees, representatives, agents, and assigns ("Plaintiff Parties"), hereby releases and forever, unconditionally and irrevocably discharges and covenants not to sue the Defendants and their predecessors, successors, parents, subsidiaries, affiliates, related companies, and their respective past and present officers, directors, employees, representatives, agents, and assigns (the "Defendant Parties"), from any and all claims, rights, actions, causes of action, suits, debts, liens, liabilities, obligations, agreements, judgments, demands, damages, losses, costs or expenses of every nature, kind and description whatsoever, whether known or unknown and whether suspected or unsuspected under the laws of any jurisdiction ("Claims") that Plaintiff Parties ever had, now have or hereafter may have against the Defendant Parties, for, relating to, arising out of or in respect of: (i) any and all claims arising out of or relating to events prior to and including the date of execution of the Settlement Agreement by and among Mymetics Corp., MFC and KHD dated ___, 2007; and (ii) the complaints in the actions brought by Mymetics against MFC, KHD, John M. Musacchio and Michael J. Smith in the United States District Court for the Southern District of New York (Docket No. 06 Civ 11421 (LTS)), and against MFC, KHD, Michael K. Allio, Johm M. Musacchio and Michael J. Smith in the Court of Chancery of the State of Delaware in and for New Castle County (Civil Action No. 2255-N) ("Mymetics Complaints").

     2. The Defendant Parties, on behalf of themselves and each of their respective predecessors, successors, parents, subsidiaries, affiliates, related companies, and their respective past and present officers, directors, employees, representatives, agents, and assigns hereby release and forever, unconditionally and irrevocably discharge and covenant not to sue the Plaintiff Parties and their predecessors, successors, parents, subsidiaries, affiliates, related companies, and their respective past and present officers, directors, employees, representatives, agents, and assigns from any and all Claims that Defendant Parties ever had, now have or hereafter may have against the Plaintiff Parties, for, relating to, arising out of or in respect of: (i) any and all claims arising out of or relating to events prior to and including the date of execution of the Settlement Agreement by and among Mymetics Corp., MFC and KHD dated ___, 2007; and (ii) any and all events arising out of or relating to the Mymetics Complaints.

     3. Each Party hereby agrees that if any of them hereafter commences, joins in, or in any manner seeks relief through any suit, action or proceeding arising out of, based upon, or relating to any of the Claims released hereunder, then such Party will pay to such other Party against whom or which the action was brought, all reasonable attorneys' fees and associated costs incurred in defending or otherwise responding to such Claims.

     4. This Agreement may be pleaded by any Party hereto as a full and complete defense to a Claim asserted by another Party and may be used as the basis for an injunction against any action at law or equity instituted or maintained in violation hereof.

     5. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of New York, United States of America, regardless of the laws that might otherwise govern under applicable principles of conflicts of law thereof.

     6. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors, permitted assigns and legal representatives. Neither this Agreement, nor any right hereunder, may be assigned by any Party (in whole or in part) without the prior written consent of the other Parties.

IN WITNESS WHEREOF, the Parties have duly executed this Release Agreement as of the date first above written.

MYMETICS CORPORATION


                                        ----------------------------------------
                                        Per:
                                             -----------------------------------
                                        Authorized Signing Officer


-------------------------------------
Per:
     --------------------------------
Authorized Signing Officer


MFC MERCHANT BANK S.A.


                                        ----------------------------------------
                                        Per:
                                             -----------------------------------
                                        Authorized Signing Officer


-------------------------------------
Per:
     --------------------------------
Authorized Signing Officer
KHD HUMBOLDT WEDAG INTERNATIONAL LTD


                                        ----------------------------------------
                                        Per:
                                             -----------------------------------
                                        Authorized Signing Officer


-------------------------------------
Per:
     --------------------------------
Authorized Signing Officer

MICHAEL K. ALLIO

JOHN M. MUSACCHIO

MICHAEL J. SMITH

ANNEX D

Recorded Assignments

US Patent No.               6,455,265
US Patent Application Nos.: USSN 60/340,492
USSN 09/979271
USSN 60/386,754
USSN 10/198,938
USSN 60/413919
USSN 10/222,976
USSN 60/421,049
USSN 10/305,133
USSN 60/430,652
USSN 10/457,780
USSN 60/446,268